UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April 9, 2012

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on April 9, 2012 at 10:00 a.m., Eastern time. The Special Meeting of Stockholders is being held for the purpose of:

1.	Approving an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to increase the conversion rate of the Series C Preferred Stock to $0.50 and to permit the full conversion of the outstanding shares of Series C Preferred Stock at the new conversion rate;

2.	Approving an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to extend the maturity date and increase the dividend rate of the Series C Preferred Stock and to issue new common stock purchase warrants (the “New Warrants”) to the holders of the Series C Preferred Stock and to permit the full exercise of the New Warrants;

3.	Approving the exercise in full of the common stock purchase warrants issued in our October 2010 private placement; and

4.	Transacting such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The close of business on March 1, 2012 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the special meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders on April 9, 2012

The Proxy Statement is available at: http://www.cstproxy.com/authentidate/sm2012

By Order of the Board of Directors,

Victor J. DiGioia, Secretary

Dated: March 13, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Page
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES	1
Quorum	2
Vote required	2
Manner of Voting	2
Shares held in Street Name	3
Revocation of Proxies	3
Voting by Series C Preferred Stockholders	3
Solicitation of Proxies	4
No Dissenters’ Rights of Appraisal	4
Recommendation of the Board of Directors	4
VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
BACKGROUND OF PROPOSALS	7
Interest of Certain Persons in Matters to be Acted Upon	8
Series C Consent and Voting Agreement	8
Background of 2010 Private Placement Transaction	9
Stockholder Approval and the Nasdaq Listing Rules	10
Terms of the Private Placement	11
PROPOSAL NO. 1— APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SHARES OF SERIES C PREFERRED STOCK TO INCREASE THE CONVERSION RATE OF THE SERIES C PREFERRED STOCK AND TO PERMIT THE FULL CONVERSION OF THE SHARES OF SERIES C PREFERRED STOCK	14
Background of Proposed Amendment	14
Summary and Purpose of Conversion Alternative	15
Comparison of Dilutive Impact of Proposal 1 versus Proposal 2	15
Consequences Associated with Approval of this Proposal	15
Consequences Associated with Non-Approval of this Proposal	16
Vote Required and Board Recommendation	16
PROPOSAL NO. 2—APPROVAL OF THE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SHARES OF SERIES C PREFERRED STOCK TO EXTEND THE MATURITY DATE AND INCREASE THE DIVIDEND RATE OF THE SERIES C PREFERRED STOCK AND TO ISSUE AND PERMIT THE FULL EXERCISE OF THE NEW WARRANTS	17
Background of Proposed Amendment	17
Summary and Purpose of Extension Alternative	18
Description of New Warrants	18
Consequences Associated with Approval of this Proposal	19
Consequences Associated with Non-Approval of this Proposal	20
Vote Required and Board Recommendation	20
PROPOSAL NO. 3—APPROVAL OF THE FULL EXERCISE OF THE COMMON STOCK PURCHASE WARRANTS ISSUED IN OUR OCTOBER 2010 PRIVATE PLACEMENT	21
Background of Proposal	21
Consequences Associated with Approval of this Proposal	21
Consequences Associated with Non-Approval of this Proposal	22
Vote Required and Board Recommendation	22
HOUSEHOLDING OF PROXY MATERIALS	22
OTHER BUSINESS	22
STOCKHOLDER PROPOSALS	22
ADDITIONAL INFORMATION	23

i

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

PROXY STATEMENT

for

Special Meeting of Stockholders

To Be Held on April 9, 2012

This proxy statement and the accompanying form of proxy have been mailed on or about March 13, 2012 to the stockholders of record of shares of common stock and Series C Preferred Stock as of March 1, 2012, of AUTHENTIDATE HOLDING CORP., a Delaware corporation, in connection with the solicitation of proxies by the board of directors of Authentidate for use at the special meeting of stockholders to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on April 9, 2012 and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On March 1, 2012 (the “Record Date”), there were issued and outstanding 53,801,608 shares of common stock, 28,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”) and 1,250,000 shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”). Only holders of common stock and Series C Preferred Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the special meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders. Holders of shares of Series C Preferred Stock will be entitled to one vote for each share of our Series C Preferred Stock held as of the Record Date, solely with respect to Proposal Nos. 1 and 2, voting as a separate class.

Shares of Authentidate’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to increase the conversion rate of the Series C Preferred Stock to $0.50 and to permit the full conversion of the outstanding shares of Series C Preferred Stock at the new conversion rate;

2.	FOR an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to extend the maturity date and increase the dividend rate of the Series C Preferred Stock and to issue new common stock purchase warrants (the “New Warrants”) to the holders of the Series C Preferred Stock and to permit the full exercise of the New Warrants;

3.	FOR the approval of the exercise in full of the common stock purchase warrants issued in our October 2010 private placement; and

4.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Shares of our Series C Preferred Stock represented by an effective proxy will, unless contrary instructions are specified, be vote FOR Proposal 1 and Proposal 2. Please note that holders of Series C Preferred Stock are not entitled to vote shares of common stock issued to them in the private placement we consummated on October 13, 2010 or any shares of common stock received upon exercise of the warrants issued to them in such transaction (to the extent that any warrants are exercised prior to the Record Date) on Proposal 1 through

Proposal 3, but such holders are entitled to vote such shares on the other proposals described in this proxy statement and on any other business that may properly come before the special meeting or any adjournment or postponement thereof.

Quorum

Under our bylaws, a majority of each of our outstanding shares of common stock and shares of Series C Preferred Stock as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

Vote required

Approval of each of the proposals to amend the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (Proposal 1 and Proposal 2) require the affirmative vote of (i) stockholders holding a majority of the shares of common stock of the company entitled to vote on such proposal and (ii) holders of a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class. If you vote to “abstain” on either Proposal 1 or Proposal 2, your shares will not be voted in favor of or against the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to abstain will have the effect of voting against the proposals. However, any broker non-votes concerning these proposals will also have the effect of a vote against these proposals. If the requisite stockholder approval of Proposal 1 is obtained, then the Company will implement Proposal 1 even if the stockholders also approve Proposal 2.

Approval of the proposal for the full exercise of the common stock purchase warrants issued in our October 2010 private placement (Proposal 3) requires the affirmative vote by holders of at least a majority of the shares of our common stock who attend the meeting in person or are represented at the meeting by proxy. Accordingly, for this proposal, a properly executed proxy marked “abstain” with respect to such matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have any effect on the voting of this proposal.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock represented and entitled to vote, in person or by proxy, at the special meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the special meeting of stockholders. The board of directors is not currently aware of any such other matters.

Manner of Voting

Stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet, by telephone and by mail are set forth on the enclosed proxy card and are summarized below. For shares held in street name, please refer to the voting instruction card included by your broker or nominee.

By Internet—If you have Internet access, you may submit your proxy by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the proxy card.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

If you choose to vote in person, you can attend the special meeting and cast your vote in person.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with each of the proposals described in this proxy statement. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR each of the proposals included in this proxy statement.

Shares held in Street Name

If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, with each of the proposals included in this proxy statement, if you hold your shares in street name it is critical that you cast your vote if you want it to count as the applicable stock exchange rules do not permit your bank or broker to vote your uninstructed shares on a discretionary basis for these proposals. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on any of Proposals 1 through 3, no votes on such proposals will be cast on your behalf and as described above, this would have the effect of a vote against these proposals.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying the secretary of Authentidate either in writing prior to the special meeting or in person at the special meeting, by submitting a proxy bearing a later date or by voting in person at the special meeting. Revocation is effective only upon receipt of such notice by our corporate secretary. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Voting by Series C Preferred Stockholders

On March 9, 2012, we entered into the Series C Consent and Voting Agreement (the “Voting Agreement”) with the holders of a majority of our outstanding shares of Series C Preferred Stock, including Lazarus Investment Partners, LLLP, which owns approximately 16.2% of our common stock and 40% of our Series C Preferred Stock, pursuant to which these holders agreed to vote their shares of Series C Preferred Stock entitled to vote at the special meeting in favor of Proposal 1 and Proposal 2. Accordingly, if our common stockholders approve either of these proposals, we will have a sufficient number of votes of the Series C Preferred Stockholders to effect an amendment to the Certificate of Designation in the manner described in this proxy statement. See the section entitled “Background to Proposals—Series C Consent and Voting Agreement”.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Rules adopted by the Securities and Exchange Commission allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. We have chosen to mail full packages of materials to stockholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

No Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to exercise appraisal rights in connection with the proposals, and the company will not independently provide stockholders with any such right.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•

FOR the approval of the amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to increase the conversion rate of the Series C Preferred Stock to $0.50 and to permit the full conversion of the outstanding shares of Series C Preferred Stock at the new conversion rate (see PROPOSAL 1);

•

FOR an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock to extend the maturity date and increase the dividend rate of the Series C Preferred Stock and to issue new common stock purchase warrants to the holders of the Series C Preferred Stock; (see PROPOSAL 2); and

•	FOR the approval of the exercise in full of the common stock purchase warrants issued in our October 2010 private placement (see PROPOSAL 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at the meeting are Authentidate’s common stock and Series C Preferred Stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 53,801,608 shares of common stock and 1,250,000 shares of Series C Preferred Stock, issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director and executive officer, (ii) and all directors and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by us to be the beneficial owner of more than five percent of our common stock or five percent of our Series C Preferred Stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

	Common Stock			Series C Preferred Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)	Amount and Nature of Beneficial Ownership (++)	Percent of Class (#)
5% Stockholders

Lazarus Investment Partners LLLP 2401 E. 2nd Avenue, Suite 600 Denver, Colorado 80206 (1)	8,739,659		16.2%	500,000	40.0%

AQR Capital Management, LLC (8) Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	2,500,000		4.4%	500,000	40.0%

Directors and Executive Officers

O’Connell Benjamin c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	753,333	(2)	1.4%	—	—

J. Edward Sheridan c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	171,799	(3)	*	—	—

J. David Luce c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	1,358,776	(4)	2.5%	—	—

John J. Waters c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	678,597	(5)	1.3%	—	—

Todd A. Borus, M.D. c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	74,094	(6)	*	—	—

	Common Stock			Series C Preferred Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)	Amount and Nature of Beneficial Ownership (++)	Percent of Class (#)
William A. Marshall c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	585,000	(7)	1.1%	—	—

Directors/Executive Officers as a group (2)(3)(4)(5)(6)(7)	3,621,599		6.6%	—	—

(++)	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that he beneficially owns.
#	Based on our shares of common stock and Series C Preferred Stock, respectively, outstanding as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the date of this table.
(1)	Based on Schedule 13G/A filed by the listed stockholder on February 15, 2011 and Form 4s subsequently filed by the listed stockholder. The Securities reported on this Schedule as beneficially owned by Lazarus Management are held by or for the benefit of Lazarus Partners. The reporting person also owns 500,000 shares of Series C Preferred Stock and an aggregate of 3,214,285 common stock warrants which are not currently exercisable and are not therefore deemed to be beneficially owned for purposes of Rule 13d-3 of the Act. Lazarus Management, as the investment adviser of Lazarus Partners, and as the general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the Securities held by Lazarus Partners for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, insofar as they may be deemed to have the power to direct the voting or disposition of those Securities. Neither the filing of this Schedule nor any of its contents shall be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the Securities, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the Securities, except to the extent of his or its pecuniary interests therein.
(2)	Includes vested options to purchase 568,333 shares of common stock and excludes unvested options to purchase 437,000 shares of common stock.
(3)	Includes vested options to purchase 110,000 shares of common stock.
(4)	Includes vested options to purchase 117,500 shares of common stock. Includes 1,077,754 shares of common stock owned by Duke 83, LLC. Excludes unvested options to purchase 500,000 shares of common stock.
(5)	Includes vested options to purchase 60,000 shares of common stock and 17,000 shares of common stock owned by Mr. Water’s spouse.
(6)	Includes vested options to purchase 50,000 shares of common stock.
(7)	Includes vested options to purchase 350,000 shares of common stock and excludes unvested options to purchase 78,000 shares of common stock.
(8)	Based on Schedules 13G and 13G/A filed by the listed stockholder. In such schedules, the listed stockholder reported ownership of warrants to purchase an aggregate of 2,500,000 shares of common stock, which were issued in the 2010 Private Placement. The information set forth in the table excludes 2,000,000 shares of common stock issuable upon the conversion of 500,000 shares of Series C Preferred Stock. The conversion of the shares of Series C Preferred Stock is subject to the approval of the holders of the company’s common stock.

BACKGROUND OF PROPOSALS

As discussed in greater detail below, on October 13, 2010, we completed a private placement of our securities with selected institutional and accredited investors (the “Private Placement”). Under the terms of the transaction agreements and applicable Nasdaq Stock Market regulations, the approval of our stockholders is required for the conversion of the shares of Series C Preferred Stock into common stock and the full exercise of all of the outstanding common stock purchase warrants (the “2010 Warrants”) issued to investors in this private placement. Presently, the outstanding shares of Series C Preferred Stock are convertible, subject to stockholder approval, into an aggregate of 6,125,000 shares of common stock (including shares that would be issued in lieu of the cash payment of dividends through the maturity date) and there are presently outstanding 6,000,000 of the 2010 Warrants.

In accordance with the transaction agreements and applicable Nasdaq Stock Market regulations, we have previously sought stockholder approval of the full conversion of the outstanding Series C Preferred Stock and the full exercise of the 2010 Warrants on three occasions, most recently at a special meeting of stockholders held on December 21, 2011. At such meetings our stockholders did not approve the full conversion of the outstanding Series C Preferred Stock into shares of common stock and the full exercise of the 2010 Warrants.

In light of our inability to obtain the approval of our common stockholders for the conversion of the Series C Preferred Stock, the April 12, 2012 maturity date of the Series C Preferred Stock and our limited cash resources, we began discussions with Lazarus Investment Partners, LLLP, one of the largest holders of the Series C Preferred Stock, in an effort to structure a plan to enable the company to avoid redeeming the Series C Preferred Stock at the maturity date. Following discussions between our management and Lazarus Investment Partners, our board of directors approved resolutions to implement a plan, subject to the approval of our stockholders, to either: (i) amend the Certificate of Designation to increase the conversion rate applicable to the Series C Preferred Stock to $0.50 and to approve the full conversion of the Series C Preferred Stock into shares of common stock at the amended conversion rate (Proposal 1) or; (ii) if the increase in the conversion rate is not approved, to amend the Certificate of Designation to approve an extension of the maturity date of the Series C Preferred Stock for twelve months to April 12, 2013 and increase the applicable dividend rate from 15% to 20% for the extension period for the Series C Preferred Stock (Proposal 2). In this latter case, the conversion rate of the Series C Preferred Stock would remain at $0.40 and we would also issue the holders of the Series C Preferred Stock a total of 1,650,000 New Warrants.

If the common stockholders and the Series C Preferred stockholders approve Proposal 1, then we will amend the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (the “Certificate of Designation”) in order to increase the conversion rate of the Series C Preferred Stock to $0.50 and following the filing of a Certificate of Amendment to the Certificate of Designation with the Secretary of State of Delaware, the Series C Preferred Stock will immediately convert into approximately 4,900,000 shares of common stock (including shares issued in lieu of the cash payment of dividends). This alternative may be referred to below as the “Conversion Alternative”. The proposed amendment to the Certificate of Designation to implement the Conversion Alternative is set forth in its entirety on Annex A attached hereto.

If our stockholders do not approve Proposal 1, but do approve Proposal 2, then we will amend the Certificate of Designation to extend the maturity date of the Series C Preferred Stock for twelve months to April 12, 2013 and increase the applicable dividend rate from 15% to 20% for the extension period of the Series C Preferred Stock. Further, in such an event, we would issue the holders of the Series C Preferred Stock the New Warrants to purchase an aggregate of 1,650,000 shares of common stock, which New Warrants would be exercisable for a period of 54 months at an exercise price equal to 101% of the closing bid price of the Company’s common stock, as reported on the Nasdaq Stock Market, on the trading day immediately before this special meeting. This alternative may be referred to below as the “Extension Alternative”. We are also seeking in Proposal 2 stockholder approval of the full exercise of the New Warrants in the event that the Extension Alternative is implemented. The proposed amendment to the Certificate of Designation to implement the Extension Alternative is set forth in its entirety on Annex B attached hereto.

If the requisite stockholder approval of Proposal 1 is obtained, then even if the stockholders approve Proposal 2, we will implement Proposal 1 and file the amendment to the Certificate of Designation to increase the conversion rate which will result in the immediate conversion of the Series C Preferred Stock into shares of common stock.

If neither Proposal 1 nor Proposal 2 is approved, then we will be required to redeem the outstanding shares of Series C Preferred Stock for a total redemption payment of $2,500,000 on the maturity date of April 12, 2012. Further, unless we obtain a waiver from the holder of our shares of Series B Preferred Stock, we would be required to redeem the outstanding shares of Series B Preferred Stock for a redemption payment equal to $700,000 plus any accrued, but unpaid dividends thereon as of such redemption date.

Interest of Certain Persons in Matters to be Acted Upon

Except as described herein, no person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year ended June 30, 2011, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at this special meeting. As previously reported, one of our board members, Dr. Todd A. Borus, is the brother of Justin Borus, the manager of the general partner of Lazarus Investment Partners, LLLP, which is the beneficial owner of approximately 16.2% of our common stock and a holder of 500,000 shares of Series C Preferred Stock and 2,500,000 of the 2010 Warrants. Dr. Borus, however, does not have any beneficial ownership interest in our securities which are beneficially owned by Lazarus Investment Partners. In addition, as described in greater detail below, in the event that we are required to redeem the shares of Series C Preferred Stock, we must either first redeem the outstanding shares of Series B Preferred Stock or obtain a waiver from the holder of the Series B Preferred Stock. The outstanding shares of Series B Preferred Stock are held in the name of Greener Fairways, Inc., an entity affiliated with Douglas B. Luce, who is the brother of J. David Luce, a member of our board of directors.

Series C Consent and Voting Agreement

Although common stockholders are being asked to consider an amendment to the Certificate of Designation, holders of Series C Preferred Stock vote as a separate class with respect to each of Proposal 1 and Proposal 2. Accordingly, we have entered into the Voting Agreement with the holders of a majority of our outstanding shares of Series C Preferred Stock, including Lazarus Investment Partners, LLLP, which owns approximately 16.2% of our common stock and 40% of our Series C Preferred Stock, pursuant to which these Series C Preferred Stockholders have agreed to vote their shares of Series C Preferred Stock entitled to vote at the special meeting in favor of Proposal 1 and Proposal 2. As a result, if our common stockholders approve either of these proposals, we will have a sufficient number of votes of the Series C Preferred Stockholders to effect an amendment to the Certificate of Designation in the manner described in this proxy statement.

The Series C Preferred Stockholder parties to the Voting Agreement also granted Authentidate an irrevocable proxy granting us the right to vote such shares in accordance with the preceding paragraph. The Voting Agreement limits the ability of the stockholder parties to sell or otherwise transfer the shares of Series C Preferred Stock beneficially owned by them. As of the date hereof, Series C Preferred Stockholders holding 680,000 shares, or 54.4%, of our Series C Preferred Stock are subject to the Voting Agreement. The Voting Agreement terminates upon the earliest to occur of (i) the maturity date of the Series C Preferred Stock, (ii) the date on which either of the proposed amendments to the Certificate of Designation are implemented, if any, and (iii) upon notice by us.

Bridge Financing

On March 9, 2012, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which we agreed to sell and issue to the Investors an aggregate principal amount of $4,050,000 of senior secured promissory notes (the “Notes”) and common stock purchase warrants (the “Warrants”) to purchase a total of 6,044,766 shares of our common stock for gross proceeds of $4,050,000. The Notes are senior secured promissory notes and are not convertible into equity securities of the Company. The Notes are due and payable on the first to occur of the ten month anniversary of the issue date or the consummation of a subsequent financing, defined as the closing of a sale of equity or convertible debt securities by the Company or any subsidiary, or series of closings, as part of the same transaction, of equity or convertible debt securities within a period of three months, in the gross amount of at least $6,000,000. No interest shall accrue on the Notes and the Notes contain covenants and events of default customary for similar transactions. The Notes will be secured by a first priority lien on all of the Company’s assets in accordance with, and subject to, a Security Agreement between the Company and the Investors. The Warrants will be exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $0.67 per share. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The closing is expected to take place by March 14, 2012, subject to the satisfaction of customary closing conditions. The net proceeds to us, after deducting estimated offering expenses, are expected to be approximately $4,000,000. We will use the net proceeds from the transaction for general business and working capital purposes, which may include, among other matters, the redemption of our outstanding shares of preferred stock.

The following investors that participated in the offering are related parties of the Company. J. David Luce, a member of our board of directors, agreed to purchase an aggregate principal amount of $1,500,000 of Notes and 2,238,804 Warrants through three separate affiliated entities and John J. Waters, also a member of our board of directors agreed to purchase an aggregate principal amount of $150,000 of Notes and 223,880 Warrants. In addition, the Company’s Chief Executive Officer and a member of our board of directors, O’Connell Benjamin, and its Chief Financial Officer, William Marshall, each agreed to purchase an aggregate principal amount of $50,000 of Notes and 74,626 Warrants. Further, Lazarus Investment Partners LLLP, which is the beneficial owner of approximately 16.2% of our outstanding shares of Common Stock immediately prior to the offering, agreed to purchase an aggregate principal amount of $1,000,000 of Notes and 1,492,537 Warrants. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. The participation by these investors was on the same terms as the other investors in the offering.

Background of 2010 Private Placement Transaction

During the 2010 calendar year, our management and our board of directors recognized our need for additional working capital to fund, among other things, product development and sales and marketing expansion. Accordingly, we engaged an investment bank, C.K. Cooper & Co., Inc. (“CKCC”), to help us identify different financing alternatives. Based on our stock price, the limitations under our shelf registration statement and the state of the capital markets for similarly situated companies, CKCC, our management and our board of directors agreed that a private placement of our publicly-traded common stock targeting institutional investors had a higher likelihood of success.

Thereafter, CKCC contacted potential investors on our behalf and our senior management met in person or held telephonic conference calls with potential investors to discuss the proposed private placement. As a result of this process, we believed that a private placement could result in approximately $5,000,000 of gross proceeds to us. Due to the trading price of our common stock and in order to comply with listing rules of the Nasdaq Stock Market, our management and our board of directors agreed that the private placement should be structured to consist of shares of our publicly-traded common stock, convertible preferred stock and warrants exercisable to purchase common stock.

Due to the state of the capital markets at the time and our need to complete the financing in a single transaction, our management determined that seeking stockholder approval of the private placement prior to closing the transaction was not in the best interests of our company and our stockholders. Therefore, we incorporated provisions in the transaction documents that would prevent the conversion of the shares of preferred stock into common stock without the approval of our stockholders. This provision was needed to comply with Nasdaq Listing Rule 5635(d) due to the current market price of our common stock and the total amount of securities we were seeking to place. In addition, in order to comply with Nasdaq Listing Rule 5635(b), the transaction documents also included a provision that would prevent any investor from obtaining 20% or more of our outstanding common stock by limiting the number of shares of common stock issuable upon conversion of the preferred stock and exercise of the warrants. Due to these restrictions, we agreed in the transaction documents to solicit stockholder approval to allow full conversion of the preferred stock and full exercise of the warrants. After extensive discussion of the terms and conditions among the members of our board of directors and with our senior management and advisors of the proposed private placement of units consisting of common stock, preferred stock and warrants, our board of directors approved the private placement on the terms negotiated by us, including the need to solicit stockholder approval to allow full conversion of the preferred stock and the full exercise of the warrants.

On October 12, 2010, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with selected institutional and accredited investors (the “Investors”) to sell and issue $5.0 million of units of our securities in the Private Placement under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. In the aggregate, we agreed to sell 1,250,000 units of securities, at a price of $4.00 per unit, with the units consisting of a total of 7,500,000 shares of common stock, 1,250,000 shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”), and warrants to purchase an additional 6,250,000 shares of common stock at an exercise price of $0.70 per share. Each individual unit consisted of six shares of common stock, one share of preferred stock and five warrants. The transaction closed on October 13, 2010. We received net proceeds at the closing of the Private Placement of approximately $4.46 million after the deduction of offering expenses.

In connection with the Private Placement, we agreed to solicit stockholder approval of the full conversion of the outstanding Series C Preferred Stock and the full exercise of the 2010 Warrants on or prior to May 19, 2011. We further agreed that in the event that our stockholders did not approve such proposal, we would call a meeting every 120 days thereafter to seek stockholder approval until the earlier of the date that stockholder approval is obtained or the Series C Preferred Shares are no longer outstanding. As stated above, we have unsuccessfully sought, on three occasions, to obtain the approval of our stockholders for the conversion of the Series C Preferred Stock and full exercise of the 2010 Warrants.

Stockholder Approval and the Nasdaq Listing Rules

We are subject to the Listing Rules because our common stock is listed on The Nasdaq Capital Market. Listing Rule 5635(b) requires us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that would result in a change of control of our company. Pursuant to the Listing Rules, a “change of control” occurs if an investor (or group of investors) has the right to acquire 20% or more of our outstanding shares of common stock or voting power and such ownership or voting power is the largest ownership position in our company.

In addition, Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving:

•

the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

•

the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

At the time of the Private Placement, the 7,500,000 shares of common stock issued to the Investors at closing constituted approximately 19.5% of our then outstanding shares of common stock. The conversion of the shares of Series C Preferred Stock at the initial conversion rate of $0.40, would have resulted in our issuance of an additional 5,000,000 shares of common stock (excluding shares of common stock which are issuable upon conversion in lieu of the cash payment of accrued and unpaid dividends), or 13% of our then outstanding shares of common stock. The closing price of our common stock on the day we entered into the Purchase Agreement was $0.60. Accordingly, in order for the Private Placement to be structured in a manner consistent with Listing Rule 5635(d), the conversion of the Series C Preferred Stock required the approval of our stockholders. Further, in order to ensure compliance with Listing Rule 5635(b), we included additional provisions in both the Certificate of Designation (as defined below) of the Series C Preferred Stock and the 2010 Warrants, restricting the conversion and exercise of such securities.

Prior to receipt of stockholder approval to convert the shares of Series C Preferred Stock, no holder of Series C Preferred Stock can convert its Series C Preferred Stock into such number of shares of common stock that, when taken together with all other shares of common stock then beneficially owned by such holder and its affiliates, would exceed 19.99% of the total number of issued and outstanding shares of common stock. Similarly, each holder of 2010 Warrants can only exercise its 2010 Warrants for that number of shares of common stock that, when taken together with all other shares of common stock then beneficially owned by such holder and its affiliates, would not exceed 19.99% of the total number of issued and outstanding shares of common stock unless stockholder approval is obtained. These limitations on conversion of Series C Preferred Stock and exercise of the 2010 Warrants are commonly referred to as “blocker provisions.” Absent stockholder approval of this proposal, holders of the 2010 Warrants would only be permitted to exercise the warrants up to the maximum number of shares of common stock permitted under the Nasdaq Listing Rule 5635(b).

In light of the agreement by the Investors to these blocker provisions, we agreed with the Investors in the Purchase Agreement to seek stockholder approval to permit the full conversion of the outstanding Series C Preferred Stock into shares of common stock, including shares of common stock issuable in lieu of accrued and unpaid dividends, and the full exercise of the 2010 Warrants. As described in greater detail above under the caption “Background of 2010 Private Placement Transaction”, we agreed to seek stockholder approval of these common stock issuances until the earlier of the date that stockholder approval is obtained or the shares of Series C Preferred Stock are no longer outstanding. As of the date of this proxy statement, our stockholders have not approved the conversion of the Series C Preferred Stock and the maturity date of the Series C Preferred Stock is April 12, 2012.

Terms of the Private Placement

On October 12, 2010, we entered into the Purchase Agreement with the Investors to sell and issue $5.0 million of units of our securities and in the aggregate, we sold 1,250,000 units of securities, at a price of $4.00 per unit. The units consisted of a total of 7,500,000 shares of common stock, 1,250,000 shares of Series C Preferred Stock and a total of 6,250,000 of the 2010 Warrants. The transaction closed on October 13, 2010 and we received net proceeds at the closing of the Private Placement of approximately $4.46 million, after the deduction of offering expenses. Set forth below are the material terms of the Private Placement.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE PRIVATE PLACEMENT; HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE FORM OF PURCHASE AGREEMENT, THE CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS AND NUMBER OF SHARES OF SERIES C PREFERRED STOCK, THE FORM OF 2010 WARRANT AND THE FORM OF REGISTRATION RIGHTS AGREEMENT IN THEIR ENTIRETY, WHICH WE HAVE PREVIOUSLY FILED WITH THE SEC. THESE AGREEMENTS AND DOCUMENTS WERE FILED AS EXHIBITS TO OUR CURRENT REPORT ON FORM 8-K FILED WITH THE COMMISSION ON OCTOBER 14, 2010. YOU SHOULD READ THIS SUMMARY TOGETHER WITH THESE DOCUMENTS.

Series C Preferred Stock

On October 11, 2010, in connection with the Private Placement, we filed the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State to establish the Series C Preferred Stock issued in the Private Placement.

We issued a total of 1,250,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock has a stated value of $1.60 per share, and, subject to the rights of our senior securities, has the following rights: (i) to receive dividends which accrue at the rate of 15% per annum payable in shares of common stock upon conversion or in cash upon redemption; (ii) effective upon stockholder approval, will convert into shares of common stock determined by dividing the stated value, plus accrued and unpaid dividends, by the conversion price, which is initially $0.40; (iii) to receive a liquidation preference equal to the sum of the stated value of each share of Series C Preferred Stock, plus any accrued but unpaid dividends; and (iv) unless converted, to be redeemed 18 months from the date of issuance at a redemption price equal to the 102.5% of the stated value of the Series C Preferred Stock, plus any accrued but unpaid dividends. Subject to stockholder approval, the shares of Series C Preferred Stock are presently convertible into a total of 5,000,000 shares of common stock, not including shares which may be issued in lieu of accrued dividends. The number of shares of common stock issuable upon conversion of the Series C Preferred Stock is subject to proportional adjustment for stock splits, reverse stock splits, stock dividends or other reclassifications or combinations of our common stock. Conversion of the shares of Series C Preferred Stock is subject to the approval of our stockholders in accordance with the Listing Rules of the Nasdaq Stock Market.

Under the Certificate of Designation, for so long as any shares of Series C Preferred Stock are outstanding, we may not, without the consent of the at least the holders of the majority of the outstanding shares of Series C Preferred Stock, (i) amend, alter or repeal any provisions of the Series C Preferred Stock or our certificate of incorporation so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series C Preferred Stock, (ii) create, authorize or issue any other class or series of preferred stock on a parity with, or having greater rights than the Series C Preferred Stock with respect to liquidation or dividends, (iii) directly or indirectly, redeem, repurchase or otherwise acquire for value, or set aside for payment or make available for a sinking fund for the purchase or redemption of, any stock ranking junior to or on a parity with the Series C Preferred Stock, or (iv) enter into any agreement which would prohibit or restrict our right to pay dividends on the Series C Preferred Stock.

Pursuant to the Certificate of Designation, we will not amend, alter or repeal any provisions of the Series C Preferred Stock without the consent of the holders of a majority of the shares of Series C Preferred Stock (the “Series C Majority Holders”).

2010 Warrants

Commencing on the six month anniversary of the closing, the 2010 Warrants became exercisable for shares of our common stock at an exercise price of $0.70 per share for a period of 54 months and are exercisable for cash or by net exercise in the event that there is no effective registration statement covering the resale of the shares of common stock underlying the 2010 Warrants. The exercise price of the 2010 Warrants and the number of shares of common stock issuable upon exercise of the 2010 Warrants are also subject to proportional adjustment for stock splits, reverse stock splits, stock dividends or other reclassifications or combinations of our common stock. However, no Investor is permitted to exercise a 2010 Warrant, or part thereof, if, upon such exercise, the number of shares of common stock beneficially owned by the Investor would exceed 19.99% of the number of shares of common stock then issued and outstanding, unless our stockholders have approved such issuance. As of the Record Date, there are 6,000,000 of the 2010 Warrants outstanding which provide for the issuance of 6,000,000 shares of common stock.

Registration Rights Agreement

In connection with the Private Placement, we entered into a registration rights agreement with the Investors pursuant to which we agreed to file a registration statement with the SEC within 45 days from closing to register the resale of the shares of common stock to be issued at closing and the shares of common stock underlying the Series C Preferred Stock and the Warrants. We also agreed to use our best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event within 90 days from the filing date. This registration statement was declared effective on December 9, 2010. In the event the registration statement ceases to remain continuously effective as required by the registration rights agreement, then we agreed to pay each Investor as liquidated damages an amount equal to 1.0% of the purchase price paid by each such Investor with respect to any registrable securities then held and not registered pursuant to an effective registration statement, per 30-day period or portion thereof, during which the registration default remains uncured thereafter, subject to a limitation of 6% per registration default. We agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the registrable shares registered have been sold and (ii) the date on which 100% of the registrable shares covered by such registration statement may be sold without volume restrictions pursuant to Rule 144 under the Securities Act of 1933.

PROPOSAL 1

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE

SERIES C PREFERRED STOCK TO INCREASE THE CONVERSION RATE OF THE

SERIES C PREFERRED STOCK AND FOR THE FULL CONVERISION

OF THE SERIES C PREFERRED STOCK

Background of Proposed Amendment

As described above, we have previously sought stockholder approval of the full conversion of the outstanding Series C Preferred Stock and the full exercise of the 2010 Warrants on three occasions, most recently at a special meeting of stockholders held on December 21, 2011. At such meetings our stockholders did not approve the full conversion of the outstanding Series C Preferred Stock into shares of common stock. As described above, we were obligated to call additional stockholder meetings every 120 days in an effort to obtain stockholder approval until the earlier of the date that stockholder approval is obtained or the shares of Series C Preferred Stock are no longer outstanding.

In light of our inability to obtain the approval of our common stockholders for the conversion of the Series C Preferred Stock, the April 12, 2012 maturity date of the Series C Preferred Stock and our limited cash resources, we began discussions Lazarus Investment Partners, LLLP, one of the largest holders of the Series C Preferred Stock, in an effort to structure a plan to enable the company to avoid redeeming the Series C Preferred Stock at the original maturity date. Following such discussions, our board of directors approved resolutions to implement a plan, subject to the approval of our stockholders, to either (i) amend the Certificate of Designation to implement the Conversion Alternative (this Proposal 1) pursuant to which the conversion rate applicable to the Series C Preferred Stock would increase to $0.50 and the Series C Preferred Stock would automatically convert into shares of common stock at the amended conversion rate or (ii) if the increase in the Conversion Alternative is not approved, to amend the Certificate of Designation to implement the Extension Alternative, which is the subject of Proposal 2 of this proxy statement.

If the common stockholders and Series C Preferred stockholders approve this Proposal 1, the Conversion Alternative, then we will amend the Certificate of Designation in order to increase the conversion rate of the Series C Preferred Stock to $0.50 and the Series C Preferred Stock will immediately convert into 4,900,000 shares of common stock (including shares issued in lieu of the cash payment of dividends through the maturity date).

The proposed amendments to the Certificate of Designation to implement the Conversion Alternative is set forth in its entirety on Annex A attached hereto (the “Preferred Amendment – Conversion Alternative”). If approved by stockholders, the Preferred Amendment – Conversion Alternative will become effective upon filing a Certificate of Amendment to the Certificate of Designation with the Secretary of State of the State of Delaware, which filing the company currently plans to make as soon as reasonably practicable after receiving stockholder approval of this proposal.

As described above in greater detail, we have entered into the Voting Agreement with the holders of a majority of our outstanding shares of Series C Preferred Stock, including Lazarus Investment Partners, LLLP, pursuant to which these Series C Preferred Stockholders have agreed to vote their shares of our Series C Preferred Stock in favor of this Proposal 1. The Series C Preferred Stockholder parties to the Voting Agreement also granted Authentidate an irrevocable proxy granting us the right to vote such shares in favor of this proposal. As a result, if our common stockholders approve the Conversion Alternative (Proposal 1), we will have a sufficient number of votes of our stockholders to effect an amendment to the Certificate of Designation in the manner described in this proposal.

Additional information relevant to the consideration of this proposal is set forth under the captions “BACKGROUND OF PROPOSALS” and “Background of Proposed Amendment” in Proposal 2 of this proxy. Such information is incorporated herein by reference.

Summary and Purposes of Conversion Alternative

As summarized above, under this Proposal 1 our board of directors is seeking approval of the Conversion Alternative. Under this approach, if the Conversion Alternative is approved, the Certificate of Designation would be amended solely to increase the conversion rate to $0.50. As no other provisions of the Certificate of Designation would be changed, the Series C Preferred Stock will convert into shares of common stock immediately upon the filing of the Certificate of Amendment with the Secretary of State of Delaware.

Currently, the Series C Preferred Stock is convertible into shares of common stock at a rate of $0.40, subject to the approval of our common stockholders. If our common stockholders had approved the conversion of the Series C Preferred Stock at the initial conversion rate, we would issue a total of 6,125,000 shares of common stock (including 1,125,000 shares issuable in lieu of cash payment of dividends through the maturity date). If this Conversion Alternative is approved, then we would issue a total of 4,900,000 shares of common stock (including 900,000 shares issuable in lieu of cash payment of dividends through the maturity date).

As we reported in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011, as of December 31, 2011, cash, cash equivalents and marketable securities were $2,075,000 and we had working capital for continuing operations of $4,247,000. We also reported that based on our business plan, our existing resources, revenues generated from operations and proceeds received from the exercise of outstanding warrants (of which there can be no assurance) may not be sufficient to satisfy our working capital requirements for at least the next twelve months if we are required to redeem our outstanding shares of Series B and Series C preferred stock. Further, no assurances can be given that we will be able to attain sales levels and support our costs through revenues derived from operations or generate sufficient cash flow to satisfy our other obligations. Accordingly, as the approval of this Proposal 1 will result in the conversion of the outstanding shares of Series C Preferred Stock, we would not need to redeem such securities and this would enable us to conserve our limited cash resources.

Comparison of Dilutive Impact of Proposal 1 versus Proposal 2

If the Conversion Alternative (Proposal 1) is approved, we will issue a total of 4,900,000 shares of common stock (including shares of common stock issuable in lieu of the payment of cash dividends through the maturity date) to the Series C Preferred Stockholders pursuant to the conversion rights of the Series C Preferred Stock. Based on shares of common stock outstanding as of the Record Date, this would represent 8.3% of our common stock outstanding immediately following conversion.

If this Proposal 1 is not approved and the Extension Alternative (Proposal 2) is approved and implemented, the Series C Preferred Stock would remain outstanding for an additional 12 month period at the current conversion rate of $0.40 and the dividend rate on the Series C Preferred Stock would increase to 20% for the extension period. If Proposal 2 is implemented and our stockholders subsequently approve the conversion of the Series C Preferred Stock, the maximum number of shares of common stock that we may be required to issue upon conversion would be 7,125,000 shares (including shares of common stock issuable in lieu of the payment of cash dividends through the maturity date). Based on the number of shares outstanding as of the Record Date, this would represent 11.7% of our common stock outstanding immediately following conversion. This increase in dilution is due to the differential in the conversion rate as well as in the requirement for us to convert the additional accrued dividends into common stock upon conversion. In addition, under Proposal 2, we would also issue the Series C Preferred Stockholders an aggregate of 1,650,000 New Warrants, which would further increase the overall dilutive impact of Proposal 2.

Consequences Associated with Approval of this Proposal

The approval of this Conversion Alternative will result in the conversion of the outstanding shares of Series C Preferred Stock into shares of common stock and enable us to conserve our limited cash resources. In such an event, the company would neither implement Proposal 2 (even if it was approved by the stockholders) nor would the company be required to redeem the shares of Series C Preferred Stock.

The Private Placement had a dilutive effect on current stockholders in that the percentage ownership of current stockholders declined as a result of the Private Placement. In addition, if this Proposal 1 is approved, the number of shares of common stock issuable upon conversion of the Series C Preferred Stock will significantly increase the number of shares of common stock outstanding. This means that our current stockholders will own a smaller interest in us and will have less ability to influence significant corporate decisions requiring stockholder approval. As of the Record Date, we had 53,801,608 shares of common stock outstanding (excluding any shares of common stock issuable upon conversion of the Series C Preferred Stock and exercise of the 2010 Warrants and exercise of other securities presently outstanding which are convertible into or exercisable for shares of common stock). If this Proposal 1is approved, the Series C Preferred Stock will be converted into shares of common stock at a conversion rate of $0.50 and we will issue a total of 4,900,000 shares of common stock (including shares issued in lieu of the cash payment of dividends through the maturity date), equal to approximately 8.3% of the shares outstanding immediately after such conversion. Further, upon conversion of the Series C Preferred Stock, if the holders of the Series C Preferred Stock then sell their shares of common stock, such sales could cause the price of our common stock to decrease. Similarly, the future prospect of sales of a significant amount of shares could also have a negative impact on the market price of our common stock.

If this Proposal 1 is approved, then the Conversion Amendment would be implemented even if Proposal 2 is also approved.

Consequences Associated with Non-Approval of this Proposal

If our stockholders do not approve this Proposal 1, they may still approve Proposal 2, the consequences of which are described below. However, if our stockholders do not approve either Proposal 1 or Proposal 2, holders of Series C Preferred Stock will not be able to convert their shares of Series C Preferred Stock at all and at the maturity date for the Series C Preferred Stock of April 12, 2012, we will be required to redeem the shares of Series C Preferred Stock. The redemption price for the Series C Preferred Stock is equal to the 102.5% of their stated value, plus any accrued but unpaid dividends, which would amount to $2,500,000. In addition, if at the maturity date of the Series C Preferred Stock, any shares of our Series B Preferred Stock remain outstanding, we will be required to redeem all such outstanding shares of Series B Preferred Stock immediately prior to the redemption of the Series C Preferred Stock, unless this provision of the Series B Preferred Stock is waived. There are currently 28,000 shares of Series B Preferred Stock outstanding and the total redemption payment for the Series B Preferred Stock is equal to $700,000 plus any accrued, but unpaid dividends thereon as of such redemption date. The redemption of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock will have a material adverse effect on us since it would significantly reduce the amount of cash available to us to fund our operations. Due to our currently limited cash resources, if we are required to redeem these securities, we will need to raise additional capital, which would be likely to result in further dilution to our stockholders. There can be no assurance that we would be successful in raising additional capital, or securing financing if needed or on terms satisfactory to the company. Any inability to obtain required financing on sufficiently favorable terms would have a material adverse effect on our business, results of operations and financial condition.

Vote Required and Board Recommendation

Approval of this Proposal 1 requires the affirmative vote of (i) stockholders holding a majority of the shares of common stock of the company and (ii) holders of a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1 - THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE COMPANY’S SERIES C PREFERRED STOCK TO INCREASE THE CONVERSION RATE AND OF THE FULL CONVERSION OF THE SERIES C PREFERRED STOCK INTO COMMON STOCK AT THE INCREASED CONVERSION RATE.

PROPOSAL 2

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE

SERIES C PREFERRED STOCK TO EXTEND THE MATURITY DATE AND

INCREASE THE DIVIDEND RATE OF THE SERIES C PREFERRED STOCK

AND TO ISSUE AND PERMIT THE FULL EXERCISE OF THE NEW WARRANTS

Background of Proposed Amendment

As described above, we have unsuccessfully sought stockholder approval of the full conversion of the outstanding Series C Preferred Stock on three occasions, most recently at a special meeting of stockholders held on December 21, 2011. In light of our inability to obtain the approval of our common stockholders for the conversion of the Series C Preferred Stock, the April 12, 2012 maturity date of the Series C Preferred Stock and our limited cash resources, we held discussions Lazarus Investment Partners, LLLP, one of the largest holders of the Series C Preferred Stock, in an effort to structure a plan to enable the company to avoid redeeming the Series C Preferred Stock at the original maturity date.

Following such discussions, our board approved resolutions pursuant to which we are seeking stockholder approval of either the Conversion Alternative or the Extension Alternative. If the common stockholders and Series C Preferred stockholders do not approve the Conversion Alternative (Proposal 1) and approve the Extension Alternative (this Proposal 2), then the conversion rate of the Series C Preferred Stock will remain at $0.40 and we will amend the Certificate of Designation in order to extend the maturity date of, and increase the dividend rate for the extension period on, the Series C Preferred Stock and grant the New Warrants, as described herein. In such an event, however, the Series C Preferred Stock will not convert until a subsequent vote of our common stockholders approves such conversion.

The proposed amendments to the Certificate of Designation to implement the Extension Alternative is set forth in its entirety on Annex B attached hereto (the “Preferred Amendment – Extension Alternative”). If approved by stockholders, the Preferred Amendment – Extension Alternative will become effective upon filing a Certificate of Amendment to the Certificate of Designation with the Secretary of State of the State of Delaware, which filing the company currently plans to make as soon as reasonably practicable after receiving stockholder approval of this proposal.

As described above in greater detail, we have entered into the Voting Agreement with the holders of a majority of our outstanding shares of Series C Preferred Stock, including Lazarus Investment Partners, LLLP, pursuant to which these Series C Preferred Stockholders have agreed to vote their shares of Series C Preferred Stock in favor of this Proposal 2. The Series C Preferred Stockholder parties to the Voting Agreement also granted Authentidate an irrevocable proxy granting us the right to vote such shares in favor of this proposal. As a result, if our common stockholders approve the Extension Alternative (Proposal 2), we will have a sufficient number of votes of our stockholders to effect an amendment to the Certificate of Designation in the manner described in this Proposal 2.

Additional information relevant to the consideration of this Proposal 2 is set forth under the captions “BACKGROUND OF PROPOSALS” and “Background of Proposed Amendment” in Proposal 1 of this proxy statement. Such information is incorporated herein by reference.

PLEASE NOTE THAT IN THE EVENT PROPOSAL 1 IS APPROVED, THEN THIS PROPOSAL 2 WILL NOT BE IMPLEMENTED, EVEN IF THE REQUISITE VOTE IS RECEIVED.

Summary and Purposes of Extension Alternative

As summarized above, under this Proposal 2, our board of directors is seeking approval of the Extension Alternative as an alternative in the event our stockholders do not approve the Conversion Alternative set forth in Proposal 1. Under this approach, if only the Extension Alternative is approved, the Certificate of Designation would be amended to extend the maturity date of the Series C Preferred Stock for twelve months to April 12, 2013 and increase the applicable dividend rate from 15% to 20% for the extension period of the Series C Preferred Stock. Further, in such an event, we would issue the holders of the Series C Preferred Stock the New Warrants to purchase an aggregate of 1,650,000 shares of common stock, as described below. We are also seeking in this Proposal 2 stockholder approval of the full exercise of the New Warrants in the event that the Extension Alternative is implemented.

Under the Extension Alternative, the conversion rate will remain at $0.40 and we are not asking our stockholders to immediately approve the conversion of the Series C Preferred Stock into common stock. Rather, if this Proposal 2 is approved, we will agree to hold at least one further meeting of our stockholders for the purpose of seeking stockholder approval of the full conversion of the Series C Preferred Stock at the initial conversion rate. We will call additional meetings of our stockholders no less frequent than every 120 days until the shareholders approve the conversion of the Series C Preferred Stock, or the new maturity date occurs and we must redeem such shares of Series C Preferred Stock. In addition, at each such stockholders meeting, we will also seek stockholder approval of the full exercise of the warrants issued in the 2010 Private Placement if Proposal 3 of this proxy statement is not approved by our stockholders at this special meeting.

As stated above, in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011, we reported that as of December 31, 2011, our cash, cash equivalents and marketable securities were $2,075,000 and we had working capital for continuing operations of $4,247,000. We also reported that based on our business plan, our existing resources, revenues generated from operations and proceeds received from the exercise of outstanding warrants (of which there can be no assurance) may not be sufficient to satisfy our working capital requirements for at least the next twelve months if we are required to redeem our outstanding shares of Series B and Series C preferred stock. Further, no assurances can be given that we will be able to attain sales levels and support our costs through revenues derived from operations or generate sufficient cash flow to satisfy our other obligations. Accordingly, as the approval of this Proposal 2 will enable us defer the possible redemption of the shares of Series C Preferred Stock, we would be able to conserve our limited cash resources for the present and could either obtain the approval of our common stockholders in the future to permit the conversion of the Series C Preferred Stock or reserve sufficient funds for the redemption of such shares in April 2013.

In addition, as discussed above, if the requisite stockholder approval of Proposal 1 is obtained, then even if the stockholders approve this Proposal 2, we will implement the Conversion Alternative described in Proposal 1.

Description of the New Warrants

The New Warrants, if issued, are expected to have the following terms. The New Warrants will become exercisable for shares of our common stock six months following their issuance. The New Warrants will be exercisable for a period of 54 months from such initial exercise date and will have an exercise price equal to 101% of the closing bid price of the Company’s common stock, as reported on the Nasdaq Stock Market, on the trading day immediately before this special meeting. The New Warrants will be exercisable for cash or by net exercise. We have agreed to grant the holders of the New Warrants piggyback registration rights with respect to the resale of the shares of common stock that we may issue upon the exercise of the New Warrants. Further, the exercise price of the New Warrants and the number of shares of common stock issuable upon exercise of the New Warrants are subject to proportional adjustment for stock splits, reverse stock splits, stock dividends or other reclassifications or combinations of our common stock. However, no holder is permitted to exercise a New Warrant, or part thereof, if, upon such exercise, the number of shares of common stock beneficially owned by such person would exceed 19.99% of the number of shares of common stock then issued and outstanding, unless our stockholders have approved such issuance. Accordingly, approval of this Proposal 2 will constitute approval of the full exercise of such New Warrants pursuant to Rule 5635 of the Nasdaq Listing Rules. This summary of the terms of the New Warrants is intended to provide you with basic information concerning the New Warrants; however, it is not intended as a substitute for reviewing the expected form of New Warrants, which is annexed as Annex C to this proxy statement.

Consequences Associated with Approval of this Proposal

If this Proposal 2 is approved (and Proposal 1 is not), then we would file the Preferred Amendment – Extension Alternative, which would defer the maturity date of the Series C Preferred Stock for twelve months to April 12, 2013 and increase the applicable dividend rate for the extension period from 15% to 20%. Further, in such an event, we would issue the holders of the Series C Preferred Stock the New Warrants.

Under the Extension Alternative, we would also continue to seek stockholder approval of the conversion of the Series C Preferred Stock at the original conversion rate of $0.40 per share, and the exercise of the 2010 Warrants (if Proposal 3 is not approved), every 120 days or until the new maturity date of April 12, 2013. If our stockholders subsequently approve the conversion of the Series C Preferred Stock at the conversion rate of $0.40, we will issue a total of 7,125,000 shares of common stock upon conversion, including the additional shares of common stock that would be issued in lieu of the payment of cash dividends on the Series C Preferred Stock through the maturity date. Based on the number of shares outstanding as of the Record Date, this would represent 11.7% of our common stock outstanding immediately following conversion.

As the potential dilutive impact of the implementation of this Proposal 2 is significantly different that the dilutive impact if Proposal 1 is approved, please refer to the discussion above comparing the dilutive impact of these proposals under the caption “Comparison of Dilutive Impact of Proposal 1 versus Proposal 2” included in Proposal 1 of this proxy statement.

With respect to the additional dividends that would accrue on the shares of Series C Preferred Stock, if the Extension Alternative is implemented, then over the remaining maximum duration of the Series C Preferred Stock, we would accrue a total of $400,000 in additional dividends and the total dividends that would be payable in cash at maturity would be $850,000. Alternatively, if following implementation of this Extension Alternative the stockholders subsequently vote to approve conversion of the Series C Preferred Stock into shares of common stock, the number of shares of common stock that we may issue in lieu of cash payment of accrued and unpaid dividends on the Series C Preferred Stock will increase. We have calculated that the maximum number of shares of common stock that we would issue in lieu of cash payment of such dividends is 2,125,000 shares, through the new maturity date. This includes an additional 1,000,000 shares of common stock that would which accrue at the increased dividend rate through the new maturity date.

However, if the Extension Alternative is implemented but our common stockholders continue to reject a proposal for the shares of Series C Preferred Stock to convert at $0.40, we would ultimately be required to redeem these shares at the new maturity date at the redemption price of 102.5% of their stated value, plus any accrued but unpaid dividends, which would amount to $2,900,000, payable on April 12, 2013. In addition, as discussed above, if, at the new maturity date of the Series C Preferred Stock, any shares of our Series B Preferred Stock remain outstanding, we will be required to redeem all such outstanding shares of Series B Preferred Stock immediately prior to the redemption of the Series C Preferred Stock. Further, if we are required to hold additional stockholder meetings, we will incur additional expenses in calling and holding one or more additional stockholder meetings.

In addition, while the shares of Series C Preferred Stock remain outstanding, the outstanding shares of Series C Preferred Stock will be entitled to receive the liquidation preference and the dividends on the Series C preferred stock will continue to accrue. Further, for so long as any shares of Series C Preferred Stock remain outstanding, we will be prohibited from taking certain corporate actions that may be in the best interest of our company and our stockholders as described more fully above.

Consequences Associated with Non-Approval of this Proposal

If our stockholders do not approve either this Proposal 2 or Proposal 1, holders of Series C Preferred Stock will not be entitled to convert their shares of Series C Preferred Stock at all and as the maturity date of the Series C Preferred Stock is April 12, 2012, we will be required to redeem the shares of Series C Preferred Stock at that time. The redemption price for the Series C Preferred Stock is equal to the 102.5% of their stated value, plus any accrued but unpaid dividends, which would amount to $2,500,000. In addition, if at the maturity date of the Series C Preferred Stock, any shares of our Series B Preferred Stock remain outstanding, we will be required to redeem all such outstanding shares of Series B Preferred Stock immediately prior to the redemption of the Series C Preferred Stock. There are currently 28,000 shares of Series B Preferred Stock outstanding and the total redemption payment for the Series B Preferred Stock is equal to $700,000 plus any accrued, but unpaid dividends thereon as of such redemption date. The redemption of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock will have a material adverse effect on us since it would significantly reduce the amount of cash available to us to fund our operations. Due to our currently limited cash resources, if we are required to redeem these securities, we will need to raise additional capital, which would be likely to result in further dilution to our stockholders. There can be no assurance that we would be successful in raising additional capital, or securing financing if needed or on terms satisfactory to the company. Any inability to obtain required financing on sufficiently favorable terms would have a material adverse effect on our business, results of operations and financial condition.

Vote Required and Board Recommendation

Approval of this Proposal 2 requires the affirmative vote of (i) stockholders holding a majority of the shares of common stock of the company and (ii) holders of a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL 2 – AMENDMENT OF THE CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE COMPANY’S SERIES C PREFERRED STOCK TO EXTEND THE MATURITY DATE AND INCREASE THE DIVIDEND RATE AND TO ISSUE AND PERMIT THE FULL EXERCISE OF THE NEW WARRANTS.

PROPOSAL 3

APPROVAL OF THE FULL EXERCISE OF THE

COMMON STOCK PURCHASE WARRANTS

ISSUED IN OUR OCTOBER 2010 FINANCING

Background of Proposal

As discussed in greater detail above, on October 13, 2010, we completed the Private Placement of our securities with selected institutional and accredited investors. Under the terms of the transaction agreements and applicable Nasdaq Stock Market regulations, the approval of our stockholders is required for the full exercise of all of the outstanding common stock purchase warrants (the “2010 Warrants”) issued to investors in the Private Placement. Presently, there are 6,000,000 of the 2010 Warrants outstanding.

The background of the Private Placement in which the 2010 Warrants were issued, and a description of the terms of the 2010 Warrants, is discussed in detail above under the caption “BACKGROUND OF PROPOSALS”. Such information is incorporated into this Proposal 3 by reference.

Further, as described above, we are subject to the Nasdaq Listing Rules because our common stock is listed on The Nasdaq Capital Market. Listing Rule 5635(b) requires us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that would result in a change of control of our company. Pursuant to the Listing Rules, a “change of control” occurs if an investor (or group of investors) has the right to acquire 20% or more of our outstanding shares of common stock or voting power and such ownership or voting power is the largest ownership position in our company. In order to ensure compliance with Listing Rule 5635(b), it was agreed in the Private Placement that the 2010 Warrants would not be exercisable to the extent that such exercise would violate Listing Rule 5635(b).

Prior to receipt of stockholder approval of the full exercise of the 2010 Warrants, each holder of 2010 Warrants can only exercise its 2010 Warrants for that number of shares of common stock that, when taken together with all other shares of common stock beneficially owned by such holder and its affiliates, would not exceed 19.99% of the total number of issued and outstanding shares of common stock unless stockholder approval is obtained. Although the limitation included in the 2010 Warrants applies to all the investors in the Private Placement, presently, we believe that one holder, Lazarus Investment Partners, LLLP, would be subject to the limitation on exercise contained in the New Warrants. Based on the ownership reports filed by this holder, it presently owns 8,745,259 shares of common stock, or approximately 16.2% of our outstanding common stock (excluding shares of common stock which may be issued upon conversion of the Series C preferred stock and exercise of warrants, including the 2010 Warrants). Based on such reports, this stockholder is the holder of 2,500,000 of the 2010 Warrants. Absent stockholder approval of this proposal, holders of the 2010 Warrants would only be permitted to exercise the warrants up to the maximum number of shares of common stock permitted under the Nasdaq Listing Rule 5635(b).

Consequences Associated with Approval of this Proposal

If our stockholders approve this Proposal 3, the limitation contained in the 2010 Warrants would expire and the holders of the 2010 Warrants would be permitted to exercise the 2010 Warrants without regard to such limitation. If all of the 2010 Warrants were exercised for cash, we would issue an additional 6,000,000 shares of common stock and we would receive gross proceeds of $4,200,000.

As this would result in an increase in the number of shares of common stock to be outstanding, our current stockholders will own a smaller interest in us and will have less ability to influence significant corporate decisions requiring stockholder approval. In addition, if the holders of the 2010 Warrants exercise their 2010 Warrants and then sell their shares of common stock, such sales could cause the price of our common stock to decrease.

Consequences Associated with Non-Approval of this Proposal

If our stockholders do not approve this Proposal 3, holders may only exercise the 2010 Warrants issued to them up to the maximum number of shares of common stock permitted under Nasdaq Listing Rules 5635(b). In such an event, we would not be able to receive the maximum amount of potential cash proceeds payable upon exercise of the 2010 Warrants. In addition, we would also continue to seek stockholder approval at future meetings of our stockholders in accordance with the terms of the Purchase Agreement.

Vote Required and Board Recommendation

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this Proposal 3 at the special meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FULL EXERCISE OF THE 2010 WARRANTS.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the special meeting is that herein above set forth. If any other matter or matters are properly brought before the special meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must have submitted the proposal no later than the close of business on February 6, 2012. The submission must include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his, her or its proposal included in next year’s proxy statement must have delivered the proposal to our principal executive offices (at the address noted above) no later than the close of business on December 7, 2011.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management received notice of the proposal before the close of business on February 20, 2012 and advised stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on February  20, 2012.

ADDITIONAL INFORMATION

For further information about Authentidate Holding Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2011 and our subsequently filed quarterly reports on Form 10-Q. Each such report is publicly available on our website at www.authentidate.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Victor J. DiGioia, Secretary

Dated: March 13, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

ANNEX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND

RIGHTS AND NUMBER OF SHARES OF

SERIES C 15% CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

AUTHENTIDATE HOLDING CORP.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Authentidate Holding Corp., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: That the original Certificate of Designations, Preferences and Rights and Number of Shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”) was originally filed with the Secretary of State of Delaware on October 11, 2010. This Certificate of Amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock of the Corporation (the “Certificate of Amendment”) amends the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (the “Certificate of Designation”).

SECOND: That at a meeting of the Board of Directors of the Corporation, the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Designation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Designation of the Series C Preferred Stock of this Corporation be amended by changing the definition of the term “Conversion Rate” in Article 1 thereof so that, as amended, the definition of the term “Conversion Rate” in Article 1 shall be and read as follows:

“Conversion Rate” means the rate at which shares of Common Stock shall be delivered upon the conversion of the shares of Series C Preferred Stock, which shall be initially $0.50, subject to adjustment in accordance with Section 6 of this Certificate of Designation.

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares of Common Stock and Series C Preferred Stock, as required by statute, were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this     day of                     , 2012.

AUTHENTIDATE HOLDING CORP.

By:
Name:	O’Connell Benjamin
Title:	Chief Executive Officer

A-1

ANNEX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND

RIGHTS AND NUMBER OF SHARES OF

SERIES C 15% CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

AUTHENTIDATE HOLDING CORP.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Authentidate Holding Corp., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: That the original Certificate of Designations, Preferences and Rights and Number of Shares of Series C 15% Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”) was originally filed with the Secretary of State of Delaware on October 11, 2010. This Certificate of Amendment to the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock of the Corporation (the “Certificate of Amendment”) amends the Certificate of Designations, Preferences and Rights and Number of Shares of Series C Preferred Stock (the “Certificate of Designation”).

SECOND: That at a meeting of the Board of Directors of the Corporation, the Board of Directors of the Corporation resolutions were duly adopted setting forth proposed amendments of the Certificate of Designation of said Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Designation of the Series C Preferred Stock of this Corporation be amended by changing the definition of the term “Maturity Date” in Section 1 thereof so that, as amended, the definition of the term “Maturity Date” in Section 1 shall be and read as follows:

“Maturity Date” means the date that is the 30 month anniversary of the Original Issue Date, which date is agreed to be April 12, 2013.”

AND IT IS FURTHER RESOLVED, that the Certificate of Designation of the Series C Preferred Stock of this Corporation be amended by changing Section 3(a) thereof so that, as amended, Section 3(a) of the Certificate of Designation shall be and read as follows:

(a) Subject to the limitations described below, Holders of shares of Series C Preferred Stock will be entitled to receive out of funds of the Corporation legally available for payment, dividends in cash, or in the event of a Mandatory Conversion, in additional shares of Common Stock of the Corporation, at a rate of 15% of the Stated Value per annum; provided, however, that effective upon the filing of this Certificate of Amendment, Holders of shares of Series C Preferred Stock will be entitled to receive out of funds of the Corporation legally available for payment, dividends in cash, or in the event of a Mandatory Conversion, in additional shares of Common Stock of the Corporation, at a rate of 20% of the Stated Value per annum for the period commencing on April 13, 2012 through the Maturity Date. Dividends shall be payable on the first to occur of either (i) the date upon which Mandatory Conversion occurs or (ii) the Maturity Date. Dividends will be cumulative from the Original Issue Date and will be payable to holders of record as they appear on the stock books of the Corporation on the tenth business day prior to the dividend payment date. If any dividend payment date is not a business day, such dividend payment date shall be the next succeeding Business Day.

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares of Common Stock and Series C Preferred Stock, as required by statute, were voted in favor of the amendment.

B-1

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this     day of                     , 2012.

AUTHENTIDATE HOLDING CORP.

By:
Name:	O’Connell Benjamin
Title:	Chief Executive Officer

B-2

ANNEX C

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

AUTHENTIDATE HOLDING CORP.

CLASS B COMMON STOCK WARRANT

THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, and AUTHENTIDATE HOLDING CORP., a Delaware corporation (the “Company”), promises and agrees to sell and issue to the Holder, at any time, or from time to time, during the Exercise Period, up to             shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, at the Exercise Price, subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions of Certain Terms. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

(a) “Business Day” means a day on which banks are open for business in the city of New York.

(b) “Commission” means the U.S. Securities and Exchange Commission.

(c) “Consent Agreement” means that certain Series C Consent and Voting Agreement, dated as of the     day of March, 2012, between the Company and the persons specified therein.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e) “Exercise Price” means the price at which the Holder may purchase one share of Common Stock upon exercise of this Warrant as determined from time to time pursuant to the provisions hereof. The initial Exercise Price is $        per share, subject to adjustment as provided herein.

(f) “Expiration Date” means the 54-month anniversary of the Initial Exercise Date.

(g) “Holder” means a record holder of the Warrant or shares of Common Stock obtained or obtainable upon exercise of the Warrant, as applicable. The initial Holder is [                    ].

(h) “Initial Exercise Date” means the first Business Day following the six-month anniversary of the Issue Date.

(i) “Issue Date” means April, 2012.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Warrant” means this Class B Common Stock purchase warrant and any warrant or warrants hereafter issued as a consequence of the exercise or transfer of this warrant in whole or in part.

2. Exercise of Warrant.

(a) Manner of Exercise.

(i) Cash Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time, during the period commencing as of 9:30:01 a.m., New York time, on the Initial Exercise Date and ending as of 5:30 p.m., New York time, on the Expiration Date (the “Exercise Period”), for             fully paid and non-assessable shares of Common Stock (the “Warrant Shares”), for an exercise price per share equal to the Exercise Price, by delivery to the Company at its headquarters, or at such other place as is designated in writing by the Company, of:

(1) a duly executed Notice of Exercise, substantially in the form of Attachment I attached hereto and incorporated by reference herein;

(2) this Warrant; and

(3) subject to Section 2(a)(ii) below, payment of an amount in cash equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, with such payment being in the form of a wire transfer of immediately available U.S. funds to an account designated in writing by the Company.

The date on which the Company receives the Notice of Exercise, this Warrant, and the Exercise Price payable with respect to the Warrant Shares being purchased shall be deemed to be the date of exercise (the “Date of Exercise”).

(ii) Cashless Exercise. Notwithstanding the provisions of Section 2(a)(i)(3) above (requiring payment by wire transfer), the Company agrees that, unless otherwise prohibited by applicable law, the Holder shall have the right to exercise this Warrant in full or in part on a cashless basis, computed using the following formula:

X = Y (A - B)

        A

Where:

X = The number of Warrant Shares to be issued to the Holder pursuant to this cashless exercise;

Y = The number of Warrant Shares in respect of which the net issue election is made;

A = The Fair Market Value (as defined below) of one Warrant Share at the time the cashless exercise election is made; and

B = The Exercise Price then in effect at the time of such exercise.

The term “Fair Market Value” shall mean, on any given day: (A) if the class of Warrant Shares is exchange-traded, the average of the closing sales prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (B) if the class of Warrant Shares is not listed or admitted to trading on any securities exchange but is regularly traded in any over-the-counter market, then the average of the bid and ask prices per share of the class of Warrant Shares for the ten (10) consecutive trading days ending on the day that is two (2) trading days prior to the applicable date of determination of Fair Market Value; or (C) if the class of Warrant Shares is not traded as described in clauses (A) or (B), then the per share fair market value of the class of Warrant Shares as determined in good faith by the Company’s Board of Directors.

(b) Delivery of Certificates. Subject to the provisions below, upon receipt of the Notice of Exercise, the Company shall immediately instruct its transfer agent to prepare certificates for the Warrant Shares to be received by the Holder upon such exercise. The Company shall, at its own cost and expense, cause the transfer agent to deliver such certificates to the Holder (or to such other nominee as may be designated by the Holder) within three Business Days following the Date of Exercise (the “Delivery Period”). The Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised as of the Date of Exercise, irrespective of the date such certificates are actually delivered by the transfer agent to the Holder or are credited to the Holder’s Depository Trust Company (“DTC”) account, as the case may be. If fewer than all of the Warrant Shares purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Holder a new Warrant (dated as of the Issue Date), in the same form and tenor as this Warrant, evidencing that portion of the Warrant not exercised.

(c) Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Warrant Shares issuable upon exercise (provided that the transfer agent is participating in the DTC Fast Automated Securities Transfer program and provided further that the Holder provides the transfer agent with information required in order to issue such Warrant Shares to the Holder electronically), upon the request of the Holder as set forth in the Notice of Exercise, but only if the Warrant Shares may be issued without restrictive legends, the Company shall cause its transfer agent to electronically transmit, within the Delivery Period, the Warrant Shares issuable upon exercise to the Holder by crediting Holder’s account with DTC through its Deposit Withdrawal Agent Commission system. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(d) No Fractional Shares. If a fractional share of Warrant Shares would, but for the provisions of this Section 2(d), be issuable upon exercise of the rights represented by this Warrant, the Company shall (i) round a half share or greater to be delivered to Holder up to the next whole share and (ii) round a less-than-half share to be delivered to Holder down to the nearest whole share.

(e) Buy-In. Notwithstanding anything else to the contrary contained herein, in addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the applicable Warrant Shares purchased upon exercise hereof or credit the Holder’s balance account with DTC, as applicable, on or before the end of the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of Warrant Shares that the Holder anticipated receiving from the Company upon exercise of this Warrant (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request, (1) pay cash to the Holder the amount by which (x) the Holder’s total purchase price (including commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue, by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored, or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Securities as required pursuant to the terms hereof.

(f) No Charge to Holder Upon Issuance. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares (other than any transfer taxes resulting from the issuance of Warrant Shares to any person other than Holder).

(g) Reservation of Shares. During the Exercise Period, the Company shall reserve and keep available out of its authorized but unissued Common Stock such number of Warrant Shares issuable upon the full exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges and not subject to the pre-emptive rights of any holder of Common Stock or any other class or series of stock of the Company. During the Exercise Period, the Company shall not take any action which would cause the number of authorized but unissued Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

(h) Limitations on Exercises.

(i) Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock. The provisions of this Section 2(h)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2(h)(i) shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver).

(ii) Notwithstanding anything else set forth herein, in no event shall this Warrant be exercisable by the Holder to the extent that the Holder or any of its affiliates and any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own in excess of 19.99% of the number of shares of the Company’s Common Stock outstanding at the time of such issuance unless any issuances in excess of the foregoing limitation are approved by the Company’s common stockholders.

3. Adjustments in Certain Events. The number, class, and price of Warrant Shares for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

(a) Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Company’s Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 3(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 3(a).

(b) Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, he had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder, if not the Company, agrees to be bound by and comply with the provisions of this Warrant.

(c) Notice of Record Date, Etc. In the event the Company shall propose to take any action of the types requiring an adjustment pursuant to this Section 3 or a dissolution, liquidation or winding up of the Company shall be proposed, the Company shall give notice to Holder as provided in Section 6 below, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise of the Warrant. In the case of any action which will require the fixing of a record date, unless otherwise provided in this Warrant, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty (30) days prior to the taking of such proposed action.

(d) If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of Common Stock, such number of securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution. The provisions with respect to adjustment of the Common Stock provided in this Section 3 will also apply to the securities to which the Holder or its assignee is entitled under this Section 3(d).

4. No Rights as a Stockholder. Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

5. Restrictions on Transfer; Legends.

(a) Registration or Exemption Required. Assuming the accuracy of the representations and warranties of the Holder contained in herein, this Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and exempt from state registration or qualification under applicable state laws. Neither this Warrant nor the Warrant Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer

(i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b) Representations of Holder. The Holder represents and warrants that he has acquired this Warrant and will acquire the Warrant Shares for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the Warrant and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or “blue-sky” laws or is exempt from registration and/or qualification. The Holder has no need for liquidity in its investment in the Company, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is an “accredited investor” as such term is defined in Rule 501 (the provisions of which are known to the Holder) promulgated under the Act.

(c) Restrictive Legend. The Holder understands that until such time as the Warrant Shares have been registered under the Securities Act, or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant and the Warrant Shares, as applicable, shall bear a restrictive legend in substantially the form set forth on the cover page of this Warrant (and a stop-transfer order may be placed against transfer of the certificates for such securities).

(d) Disposition of Warrant or Warrant Shares. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to registration of such Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence, reasonably satisfactory to the Company (which shall include such representation of the transferee regarding investment intent as the Company may request, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory evidence, the Company, as promptly as practicable but no later than seven (7) days after receipt of the written notice, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If the Company determines that the evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, any Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act and in compliance with the applicable statutory resale restrictions imposed by state securities laws, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and the applicable resale restrictions imposed by state securities laws have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless pursuant to an opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(e) Removal of Restrictive Legends. The certificates evidencing the Warrant Shares shall not contain any legend restricting the transfer thereof: (A) while a registration statement covering the sale or resale of the

Warrant Shares is effective under the Securities Act and such legend removal is permitted under applicable securities laws (including compliance with the prospectus delivery requirements of the Securities Act), or (B) following any sale of such Warrant Shares pursuant to Rule 144, or (C) if such Warrant Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) and the Company shall have received an opinion of counsel to the Holder in form reasonably acceptable to the Company to such effect (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the issuance of the Warrant Shares, as applicable, without a restrictive legend or removal of the legend hereunder. The Company agrees that at such time as the Unrestricted Conditions are met, it will, no later than three (3) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing Warrant Shares, issued with a restrictive legend, deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such Warrant Shares that is free from all restrictive and other legends.

6. Piggyback Registration Rights.

6.1 Registration. If at any time during the Exercise Period, the Company shall determine to prepare and file with the Commission a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than (i) any registration statement (or amendment thereto) filed by the Company but which has not been declared effective on or before the Issue Date; (ii) any registration statement on Form S-3 (or any successor form) filed by the Company for the purpose of effecting offers and sales of securities on a continuous or delayed basis pursuant to Rule 415(a) (ix) or (x) under the Securities Act; or (iii) a registration statement on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder of this Warrant (a “Holder”) a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Warrant Shares which such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 6.5 hereof), and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Warrant Shares being registered pursuant to this Section 6.1 for the same period as the delay in registering such other securities. Notwithstanding the foregoing, the Company shall not be required to register any Warrant Shares pursuant to this Section 6.1 that are eligible for resale pursuant to Rule 144(b) promulgated under the Securities Act or that are the subject of a then effective registration statement. For the purpose of the foregoing, inclusion of the Warrant Shares by the Holder in a registration statement under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph.

6.2 Exceptions. The Company shall have no obligation to include Warrant Shares of any Holder in a registration statement pursuant to this Section 6, unless and until such Holder (i) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions and (ii) regardless of whether such registration is in connection with an underwritten offering, shall have furnished the Company with all information and statements about or pertaining to such Holder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

6.3 Procedures. The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing. Each Holder agrees to furnish to the Company a completed selling security holder questionnaire in such form as is provided by the Company to the Holder not less than two Business Days prior to date on which the Company files the registration statement (the “Filing Date”). The Company shall not be required to include the Warrant Shares of a Holder in a registration statement for any Holder who fails to furnish to the Company a fully completed questionnaire at least two Business Days prior to the Filing Date. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Securities Act as shall be requested by such owner to permit such Holder to make a public offering of all Warrant Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such Holder shall reasonably designate. The Company may withdraw the registration at any time.

6.4 Indemnity. The Company shall indemnify and hold harmless each such Holder and each underwriter, if any, within the meaning of the Securities Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Section 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that the Company shall not be obliged so to indemnify any such Holder or underwriter or controlling person unless such Holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 6 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein.

6.5. Registration Expenses. The Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, any registration fees, underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares and the fees of his own counsel. Other than as described in the preceding sentence, the Company shall pay all expenses incident to the registration of the Warrant Shares by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder’s portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and the independent certified public accountants and other persons retained by the Company.

7. Notices; Adjustments.

(i) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) two (2) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to Holder, as applicable, at the respective addresses set forth on the signature page to the Purchase Agreement or at such other address(es) as they may designate, respectively, by ten (10) days advance written notice to the other party hereto.

(ii) Upon the occurrence of any adjustments pursuant to Section 3 hereof, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

8. Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder.

9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles, and notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to it, and, if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, having terms and conditions identical to this Warrant, in lieu hereof.

11. Modification and Waiver of Class B Warrants. Any term of this Warrant may be amended, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of the Class B Warrants representing at least 51% of the number of shares of Common Stock then subject to outstanding Class B Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Class B Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Class B Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provision of this Class B Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. Successors. This Warrant shall be binding and inure to the benefit of the parties and their respective successors and assigns hereunder; provided that this Warrant may be assigned by Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant. This Warrant does not create and shall not be construed as creating any rights enforceable by any other person or corporation.

13. Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

14. Saturdays, Sundays, Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

15. Severability. If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of this Warrant.

16. Execution and Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Warrant, and no party shall be required to produce an original or all of such counterparts in making such proof.

17. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

Signature page to Common Stock Purchase Warrant follows.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the Issue Date by an officer thereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:
Name: O’Connell Benjamin Title: President and Chief Executive Officer

Address for Notice:

300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922

ATTACHMENT I

NOTICE OF EXERCISE

TO: AUTHENTIDATE HOLDING CORP.

Attention: Chief Financial Officer

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Warrant issued by Authentidate Holding Corp. as of                     , 2012, and held by the undersigned, the original of which is attached hereto, and (check the applicable box):

☐	Tenders herewith payment of the Exercise Price in the form of cash, via wire transfer of immediately available funds, in the amount of $ for shares of Common Stock.

☐	Elects the cashless exercise option pursuant to Section 1.4 of the Warrant, and accordingly requests delivery of shares of Common Stock, net, pursuant to the following calculation:

X = Y (A-B)/A

(            ) = (            ) [(            ) - (            )]/(            )

Where

X = The number of shares of Common Stock to be issued to the Holder pursuant to this cashless exercise;

Y = The number of shares of Common Stock in respect of which the net issue election is made;

A = The Fair Market Value of one share of Common Stock, as calculated per the terms of the Warrant; and

B = The Exercise Price then in effect as of the date of exercise.

☐	If this box is checked, as long as the Company’s transfer agent participates in the DTC Fast Automated Securities Transfer program (“FAST”), and except as otherwise provided in the next following sentence, the Company shall effect delivery of the shares of Common Stock to the Holder by crediting to the account of the Holder or its nominee at DTC (as specified in this Exercise Notice) with the number of shares of Common Stock required to be delivered. In the event that the Company’s transfer agent is not a participant in FAST, or if the shares of Common Stock are not otherwise eligible for delivery through FAST, the Company shall effect delivery of the shares of Common Stock by delivering to Holder or its nominee physical certificates representing such shares.

Information for Delivery of uncertificated Shares by DWAC:

Account Number:
Account Name:
DTC Number:

☐ If this box is checked, the Holder requests delivery of physical certificates representing the Warrant Shares and requests that such certificates be delivered to the following address:

Name:

                    (please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Name:

                    (please typewrite or print in block letters)

Address:

Tax I.D. No. or Social Security No.:

HOLDER:

Name:
Title:

Date:

ATTACHMENT II

[FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder

desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED, the undersigned Holder of this Warrant hereby sells, assigns and transfers the foregoing Warrant and all rights evidenced thereby to

Name:
(Please Print)

Address:
(Please Print)

Tax ID No.:

and does hereby irrevocably constitute and appoint                     , Attorney, to transfer the within Warrant Certificate on the books of Authentidate Holding Corp., Inc., with full power of substitution.

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Dated:	Holder:

(Print Name)

(Signature)

STATE OF                     )

COUNTY OF                 ) ss:

On this      day of             , before me personally came                     , to me known, who being by me duly sworn, did depose and say that he resides at                     , that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

Notary Public

AUTHENTIDATE HOLDING CORP.

Voting by telephone or Internet is quick, easy and immediate.

As a stockholder of Authentidate Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 8, 2012.

To Vote Your Proxy by Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone

1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:

I.	APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SHARES OF SERIES C PREFERRED STOCK TO INCREASE THE CONVERSION RATE OF THE SERIES C PREFERRED STOCK TO $0.50 AND TO PERMIT THE FULL CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK	FOR	AGAINST	ABSTAIN

		☐	☐	☐

II.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES C PREFERRED STOCK TO EXTEND THE MATURITY DATE AND INCREASE THE DIVIDEND RATE OF THE SERIES C PREFERRED STOCK AND TO ISSUE AND PERMIT THE FULL EXERCISE OF NEW WARRANTS	FOR	AGAINST	ABSTAIN

		☐	☐	☐

III.	FULL EXERCISE OF COMMON STOCK PURCHASE WARRANTS ISSUED IN OCTOBER 2010 PRIVATE PLACEMENT	FOR	AGAINST	ABSTAIN

		☐	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE PROPOSALS

Signature	Signature

Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held April 9, 2012

This proxy statement is available at http://www.cstproxy.com/authentidate/sm2012

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints O’Connell Benjamin and J. Edward Sheridan as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on March 1, 2012 at the Special Meeting of Stockholders of Authentidate Holding Corp. to be held on April 9, 2012 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS SET FORTH HEREIN AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

AUTHENTIDATE HOLDING CORP.

Voting by telephone or Internet is quick, easy and immediate.

As a stockholder of Authentidate Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 8, 2012.

To Vote Your Proxy by Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone

1 (866) 894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:

I.	APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SHARES OF SERIES C PREFERRED STOCK TO INCREASE THE CONVERSION RATE OF THE SERIES C PREFERRED STOCK TO $0.50 AND TO PERMIT THE FULL CONVERSION OF THE OUTSTANDING SHARES OF SERIES C PREFERRED STOCK	FOR	AGAINST	ABSTAIN

		☐	☐	☐

II.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES C PREFERRED STOCK TO EXTEND THE MATURITY DATE AND INCREASE THE DIVIDEND RATE OF THE SERIES C PREFERRED STOCK AND TO ISSUE AND PERMIT THE FULL EXERCISE OF NEW WARRANTS	FOR	AGAINST	ABSTAIN

		☐	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE PROPOSALS

Signature	Signature

Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be held April 9, 2012

This proxy statement is available at http://www.cstproxy.com/authentidate/sm2012

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints O’Connell Benjamin and J. Edward Sheridan as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on March 1, 2012 at the Special Meeting of Stockholders of Authentidate Holding Corp. to be held on April 9, 2012 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS SET FORTH HEREIN AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The authorized Proxies are hereby also authorized to vote all shares of Series C Preferred Stock held by the undersigned as of the Record Date at the Special Meeting and any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)